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                                                                   EXHIBIT 10.28

                             WEBLINK WIRELESS, INC.

                          2000 FLEXIBLE INCENTIVE PLAN


         SECTION 1. PURPOSE OF THIS PLAN

         The purpose of the WebLink Wireless, Inc. 2000 Flexible Incentive Plan is to strengthen WebLink Wireless, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals who are responsible for the management, growth and financial success of the Corporation or who otherwise render valuable services to the Corporation with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and thereby providing a means of attracting competent personnel and encouraging them to remain in the service of the Corporation. To achieve this purpose, eligible Persons may receive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Dividend Equivalent Rights, Phantom Stock and any other Awards (as such terms are hereinafter defined), or any combination thereof.

         SECTION 2. DEFINITIONS

         As used in this Plan, the following terms shall have the meanings set forth below unless the context otherwise requires:

                  2.1 "Award" shall mean the grant of a Stock Option, a Stock Appreciation Right, Restricted Stock, a Performance Award, a Dividend Equivalent Right, Phantom Stock or any other grant of incentive compensation pursuant to this Plan.

                  2.2 "Board" shall mean the Board of Directors of the Corporation, as the same may be constituted from time to time.

                  2.3 "Cause" shall mean either

                      (a) termination of a Participant's Service with the
                  Corporation or a Subsidiary upon the occurrence of one or more of the following events as determined in the sole discretion of the Committee:

                          (i) The Participant's failure to substantially perform
                      such Participant's duties with the Corporation or any Parent or Subsidiary Corporation as determined by the Committee in its sole discretion following receipt by the Participant of written notice of such failure and the Participant's failure to remedy such failure within thirty
                      (30) days after receipt of such notice (other than a failure resulting from the Participant's incapacity due to physical or mental illness or injury);

                          (ii) The Participant's willful failure or refusal to
                      perform specific directives of the Board, which directives are consistent with the scope and nature of the Participant's duties and responsibilities, and which are not



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                      remedied by the Participant within thirty (30) days after
                      being notified in writing of such Participant's failure by the Board;

                          (iii) The Participant's conviction of a felony; or

                          (iv) A breach of the Participant's fiduciary duty to
                      the Corporation or any Parent or Subsidiary Corporation or willful violation in the course of performing the Participant's duties for the Corporation or any Parent or Subsidiary Corporation of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on the Participant's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Corporation or any Parent or Subsidiary Corporation; or

                      (b) such other definition of Cause as may be approved by
                  the Committee in connection with a specific Award (such alternative definition to be included in the agreement evidencing such Award).

                  2.4 "Change in Control" means either

                           (a) the acquisition of fifty percent (50%) or more of
                  the Corporation's outstanding voting stock pursuant to a tender or exchange offer made by a person or group of related persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) which the Board does not recommend to the stockholders; or

                           (b) such other definition of Change in Control as may
                  be approved by the Committee in connection with a specific Award (such alternative definition to be included in the agreement evidencing such Award).

                  2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

                  2.6 "Committee" shall mean the committee established by the Board to administer the Plan, as such Committee may be constituted from time to time; provided, however, membership on the Committee shall be limited to "non-employee directors" (as such term is defined in Rule 16b-3 (or any successor to such rule) promulgated under the Exchange
         Act) who are also "outside directors", as required pursuant to Section 162(m) of the Code and such Treasury regulations as may be promulgated thereunder; and provided further, the Committee will consist of not less than two (2) directors. All members of the Committee will serve at the pleasure of the Board. If no committee is established by the Board, the Board will be deemed to be the "Committee" for purposes of this Plan.



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                  2.7 "Common Stock" shall mean the shares of the Corporation's authorized but unissued or reacquired Class A convertible common stock, par value $.0001 per share.

                  2.8 "Corporation" shall have the meaning set forth in Section 1 of this Plan.

                  2.9 "Corporate Transaction" shall mean one or more of the following stockholder-approved transactions:

                           (a) a merger or consolidation in which the
                  Corporation is not the surviving entity, provided securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding voting securities are transferred to a person or persons different from those who held such securities immediately prior to such transaction;

                           (b) the sale, transfer or other disposition of all or
                  substantially all of the assets of the Corporation other than in the ordinary course of business; or

                           (c) any reverse merger in which the Corporation is
                  the surviving entity but in which securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding voting securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

                  In no event shall any merger, consolidation or other reorganization involving the Corporation be deemed to constitute a Corporate Transaction if the primary purpose of such transaction is either to change the State in which the Corporation is incorporated or to create a holding-company structure whereby the Corporation's stockholders of record become the stockholders of the holding company.

                  2.10 "Designated Beneficiary" shall mean the beneficiary designated by a Participant, in a manner authorized by the Committee, to exercise the rights of such Participant in the event of such Participant's death. In the absence of an effective designation by a Participant, the Designated Beneficiary shall be such Participant's estate.

                  2.11 "Director" shall mean any member of the Board.

                  2.12 "Disability" shall mean, with respect to any Incentive Stock Option, permanent and total inability to engage in any substantial gainful activity, even with reasonable accommodation, by reason of any medically determinable physical or mental impairment which has lasted or can reasonably be expected to last without material interruption for a period of not less than twelve (12) months, as determined in the sole discretion of the Committee, and except as otherwise agreed upon by a Participant and the Committee. With respect to any Award other than an Incentive Stock Option, "Disability" shall mean, except as otherwise agreed upon by a Participant and the Committee, the


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         inability of a Participant, as determined in the sole and absolute discretion of the Committee, by reason of any medically determinable physical or mental impairment, to engage in the performance of the material duties of the position in which such Participant was last engaged by the Corporation or a Parent or Subsidiary Corporation, for a period which has lasted or can reasonably be expected to last without material interruption for not less than twelve (12) months.

                  2.13 "Dividend Equivalent Right" shall mean the right of the holder thereof to receive payments based on the dividends that would have been paid on the number of Shares specified in an Award granting Dividend Equivalent Rights if the number of Shares subject to such Award were held by such holder on the record date for determining stockholders to whom dividends are payable.

                  2.14 "Effective Date" shall mean January 3, 2000.

                  2.15 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time (or any successor to such legislation).

                  2.16 "Fair Market Value" shall mean with respect to the Shares, as of any date:

                           (a) If the Common Stock is not at the time listed or
                  admitted to trading on any national securities exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or, if such information is available, the closing sales price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq National Market System or any successor system. If there are no reported bid and asked prices (or closing sales price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing sales price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

                           (b) If the Common Stock is at the time listed or
                  admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing sales price per share of Common Stock on the date in question on the national securities exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing sales price on the exchange on the last preceding date for which such quotation exists.

                           (c) If the Common Stock is at the time neither listed
                  nor admitted to trading on any national securities exchange nor traded in the over-the-counter market, or if the Committee determines that the valuation provisions of subparagraphs (i) and


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                  (ii) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate under the circumstances.

                  2.17 "Incentive Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan which qualifies as an "Incentive Stock Option" pursuant to Section 422 of the Code.

                  2.18 "Limited Stock Appreciation Rights" shall have the meaning set forth in Subsection 7.4 of this Plan.

                  2.19 "Nonqualified Stock Option" shall mean any option to purchase Shares awarded pursuant to this Plan that does not qualify as an Incentive Stock Option (including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Stock Option to the extent such option does not (for whatever reason) qualify as an Incentive Stock Option).

                  2.20 "Non-Share Method" shall have the meaning set forth in Subsection 17.13 of this Plan.

                  2.21 "Non-Tandem Stock Appreciation Right" shall mean any Stock Appreciation Right granted alone and not in connection with an Award which is a Stock Option.

                  2.22 "Optionee" shall mean any Participant who has been granted and holds a Stock Option awarded pursuant to this Plan.

                  2.23 "Parent Corporation" shall mean any corporation which, directly or indirectly, owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of the Corporation with respect to the election of directors generally.

                  2.24 "Participant" shall mean any Person who has been granted and holds an Award granted pursuant to this Plan.

                  2.25 "Performance Award" shall mean any Award granted pursuant to this Plan of Shares, rights based upon, payable in or otherwise related to Shares (including Restricted Stock) or cash, as the Committee or Board of Directors may determine, at the end of a specified performance period established by the Committee or Board of Directors and may include, without limitation, Performance Shares or Performance Units.

                  2.26 "Performance Shares" shall have the meaning set forth in Subsection 9.1 of this Plan.



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                  2.27 "Performance Units" shall have the meaning set forth in
         Subsection 9.1 of this Plan.

                  2.28 "Person" shall mean an individual, partnership, limited liability corporation, corporation, joint stock corporation, trust, estate, joint venture association or unincorporated organization or any other form of business organization.

                  2.29 "Phantom Stock" shall mean one unit granted to a Participant pursuant to Section 11 of this Plan which entitles the Participant to receive a payment in cash, Common Stock, or both, as specified in the Phantom Stock Agreement (as such term is defined in Section 11 of this Plan) on the date of conversion.

                  2.30 "Plan" shall mean this WebLink Wireless, Inc. 2000 Flexible Incentive Plan as it may be amended from time to time.

                  2.31 "Reload Option" shall mean a Stock Option as defined in Subsection 6.6(b) of this Plan.

                  2.32 "Restricted Stock" shall mean any Shares granted pursuant to this Plan that are subject to restrictions or substantial risk of forfeiture, as described in Section 8 of this Plan.

                  2.33 "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

                  2.34 "Service" shall mean the performance of services for the Corporation or one or more Parent or Subsidiary Corporations by an individual in the capacity of an employee, a member of the Board or the board of directors of such Parent or Subsidiary Corporation, or a consultant, unless a different meaning is specified in the agreement evidencing the grant of an Award hereunder. A Participant shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary Corporation on a periodic basis in the capacity of an employee, a member of the Board or the board of directors of such Parent or Subsidiary Corporation, or a consultant.

                  2.35 "Share Retention Method" shall have the meaning set forth in Subsection 17.13 of this Plan.

                  2.36 "Shares" shall mean shares of the Common Stock and any shares of capital stock or other securities hereafter issued or issuable upon, in respect of or in substitution or exchange for shares of Common Stock.

                  2.37 "Stock Appreciation Right" shall mean the right of the holder thereof to receive property or Shares with a Fair Market Value equal to or cash in an amount equal to the excess of the Fair Market Value of the aggregate number of Shares subject to such Stock


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         Appreciation Right on the date of exercise over the Fair Market Value of the aggregate number of Shares subject to such Stock Appreciation Right on the date of the grant of such Stock Appreciation Right (or such other value as may be specified in the agreement granting such Stock Appreciation Right). A Stock Appreciation Right may be a Tandem Stock Appreciation Right, Non-Tandem Stock Appreciation Right or Limited Stock Appreciation Right.

                  2.38 "Stock Option" shall mean any Incentive Stock Option or Nonqualified Stock Option.

                  2.39 "Subsidiary or Subsidiary Corporation" shall mean a subsidiary corporation of the Corporation, as defined in Section 424(f) of the Code.

                  2.40 "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right granted in connection with an Award which is a Stock Option.

         SECTION 3. ADMINISTRATION OF THIS PLAN

                  3.1 Administration. This Plan shall be administered and interpreted by the Committee.

                  3.2 Awards.

                      (a) Subject to the provisions of this Plan, and directions from the Board, the Committee is authorized and has the full power and discretion to:

                                    (i) determine the Persons to whom Awards are
                           to be granted;

                                    (ii) determine the types and combinations of
                           Awards to be granted; the number of Shares to be covered by an Award; the exercise price of an Award; the time or times when an Award shall be granted and may be exercised; the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award; any restrictions on Shares acquired pursuant to the exercise of an Award; and any other terms and conditions of an Award;

                                    (iii) interpret the provisions of this Plan;

                                    (iv) prescribe, amend and rescind rules and
                           regulations relating to this Plan;

                                    (v) determine whether, to what extent and
                           under what circumstances to provide loans from the Corporation to Participants to exercise Awards granted pursuant to this Plan, and the terms and conditions of such loans;


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                                    (vi) rely upon employees of the Corporation
                           for such clerical and recordkeeping duties as may be necessary in connection with the administration of this Plan;

                                    (vii) accelerate or defer (with the consent
                           of the Participant) the vesting of any rights pursuant to an Award; and

                                    (viii) make all other determinations and
                           take all other actions necessary or advisable for the administration of this Plan.

                           (b) Without limiting the Board's right to amend this
                  Plan pursuant to Section 15 or the Committee's authority under Subsection 3.2(a) of this Plan, the Board may take all actions authorized by Subsection 3.2(a) of this Plan, including, without limitation, granting such Awards pursuant to this Plan as the Board may deem necessary or appropriate. In such a case, the Board shall have the authority to perform all acts performable by the Committee pursuant to the terms of this Plan.

                  3.3 Procedures.

                           (a) Proceedings by the Board or Committee with
                  respect to this Plan will be conducted in accordance with the certificate of incorporation and bylaws of the Corporation.

                           (b) All questions of interpretation and application
                  of this Plan or pertaining to any question of fact or Award granted hereunder will be decided by the Committee in its discretion, whose decision will be final, conclusive and binding upon the Corporation and each other affected party.

         SECTION 4. SHARES SUBJECT TO PLAN

                  4.1 Limitations. The maximum number of Shares that may be issued with respect to all Awards, including Incentive Stock Options, granted pursuant to this Plan shall not exceed 3,000,000 Shares.

                      (a) Shares subject to (i) the portion of one or more
                  outstanding Stock Options which are not exercised prior to expiration or termination and (ii) outstanding Stock Options cancelled in accordance with the cancellation-regrant provisions of Section 6.6 will be available for subsequent Awards granted under this Plan. The Shares which shall not be available for subsequent Stock Option grants under this Plan include (1) Shares subject to an Award surrendered under this Plan in connection with a Change in Control and (2) Shares issued pursuant to this Plan (whether as vested or unvested Shares) which are repurchased by the Corporation.



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                      (b) In the event that the Committee shall determine that
                  any dividend or other distribution (whether in the form of shares of Common Stock or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of securities of the Corporation, or other similar corporate transaction or event affects the benefits or potential benefits intended to be made available under this Plan such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares subject to this Plan and which thereafter may be made the subject of Awards under this Plan, (ii) the number of Shares subject to outstanding Awards, (iii) the nature of the consideration (including, without limitation, other securities of the Corporation, securities of another entity and/or other property) to be received upon exercise of an Award and/or (iv) the grant, purchase or exercise price with respect to any Award, or, if deemed appropriate, make provisions for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause this Plan to violate Section 422(b)(1) or 424(a) of the Code or any successor provisions thereto; and provided further, however, that the number of Shares subject to any Stock Option payable or denominated in Shares shall always be a whole number. Notwithstanding the foregoing, Nonqualified Stock Options shall be subject to only such adjustment as shall be necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Stock Option, unless increased or decreased by reason of changes in the capitalization of the Corporation as hereinafter provided or by amendment of this Plan. The Shares issued pursuant to this Plan may be authorized but unissued Shares, or (except as noted in Subsection 4.1(a)) they may be issued Shares which have been reacquired by the Corporation.

         SECTION 5. ELIGIBILITY

         Eligibility for participation in this Plan shall be confined to those individuals who are key employees (including officers and Directors) of the Corporation (or its Parent or Subsidiary Corporations), Directors or consultants who render services which contribute to the success and growth of the Corporation or its Parent or Subsidiary Corporations or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or its Parent or Subsidiary Corporations). In making any determination as to Persons to whom Awards shall be granted, the type of Award and/or the number of Shares to be covered by the Award, the Committee shall consider the position and responsibilities of the Person; the importance of the Person to the Corporation; the duties of the Person; the past, present and potential contributions of the Person to the growth and success of the Corporation; and such other factors as the Committee may deem relevant in connection with accomplishing the purposes of this Plan.


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         SECTION 6. STOCK OPTIONS

                  6.1 Grants. The Committee may grant Stock Options alone or in addition to other Awards granted pursuant to this Plan to any eligible Person. Each Person so selected shall be offered a Stock Option to purchase the number of Shares determined by the Committee. The Committee shall specify whether such Stock Option is an Incentive Stock Option or Nonqualified Stock Option and any other terms or conditions relating to such Award. To the extent that any Stock Option designated as an Incentive Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions, the failure of the stockholders of the Corporation to authorize the issuance of Incentive Stock Options, the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall be deemed to constitute a Nonqualified Stock Option. Each Person to be granted a Stock Option shall enter into a written agreement with the Corporation, in such form as the Committee may prescribe, setting forth the terms and conditions (including, without limitation, the exercise price and vesting schedule) of the Stock Option. At any time and from time to time, the Optionee and the Committee may agree to modify a Stock Option agreement in such respects as they may deem appropriate, including, without limitation, the conversion of an Incentive Stock Option into a Nonqualified Stock Option. The Committee may require that an Optionee meet certain conditions before the Stock Option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the Service of the Corporation or a Subsidiary for a stated period or periods of time.

                  6.2 Incentive Stock Options Limitations.

                           (a) Incentive Stock Options shall only be granted to
                  individuals who are employees of the Corporation or a Parent or Subsidiary Corporation. In no event shall any individual be granted Incentive Stock Options to the extent that the Shares covered by any Incentive Stock Options (and any incentive stock options granted pursuant to any other plans of the Corporation or its Subsidiaries) that may be exercised for the first time by such individual in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the date(s) on which the Incentive Stock Options are granted. To the extent a Participant holds two or more such Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Stock Options shall be applied on the basis of the order in which such Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this Subsection 6.2(a) be the maximum limitation on Stock Options which may be considered Incentive Stock Options pursuant to the Code.

                           (b) The Stock Option exercise price of an Incentive
                  Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.


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                           (c) Notwithstanding anything herein to the contrary,
                  in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Corporation or any Parent or Subsidiary Corporation be granted an Incentive Stock Option unless the option exercise price of such Incentive Stock Option shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of the grant of such Incentive Stock Option.

                           (d) In no event shall any individual be granted an
                  Incentive Stock Option after the expiration of ten (10) years from the date this Plan is adopted or is approved by the stockholders of the Corporation (if stockholder approval is required by Section 422 of the Code).

                           (e) To the extent stockholder approval of this Plan
                  is required by Section 422 of the Code, no individual shall be granted an Incentive Stock Option unless this Plan is approved by the stockholders of the Corporation within twelve (12) months before or after the date this Plan is initially adopted. In the event this Plan is amended to increase the number of Shares subject to issuance upon the exercise of Incentive Stock Options or to change the class of employees eligible to receive Incentive Stock Options, no individual shall be granted an Incentive Stock Option unless such amendment is approved by the stockholders of the Corporation within twelve (12) months before or after such amendment (if such stockholder approval is required by Section 422 of the
                  Code).

                           (f) No Incentive Stock Option shall be granted to any
                  employee owning more than ten percent (10%) of the total combined voting power of the Corporation or any Parent of Subsidiary Corporation unless the term of such Incentive Stock Option is equal to or less than five (5) years measured from the date on which such Incentive Stock Option is granted.

                  6.3 Option Term and Price. The term of a Stock Option shall be for such period of time from the date of its grant as may be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant. The Stock Option price shall be fixed by the Committee; provided, however, that in no event shall the Stock Option price per Share be less than one hundred percent (100%) of the Fair Market Value of a Share.

                  6.4 Time of Exercise. No Stock Option may be exercised unless it is exercised prior to the expiration of its stated term. Furthermore, at the time of exercise, the Optionee must be, and continually have been since the date of grant of such Stock Option, in the Service of the Corporation or a Parent or Subsidiary Corporation, except that:

                           (a) A Stock Option may, to the extent vested as of
                  the date the Optionee's Service with the Corporation or a Parent or Subsidiary Corporation ceases, be


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                  exercised during the three-month period immediately following the date the Optionee's Service ceases (for any reason other than death, Disability or termination for Cause) with the Corporation or a Parent or Subsidiary Corporation (or within such other period as may be specified in the applicable Stock Option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the Stock Option agreement provides for a longer exercise period, the exercise of such Stock Option after such three-month period shall be treated as the exercise of a Nonqualified Stock Option;

                           (b) If the Optionee dies while in the Service of the
                  Corporation or a Subsidiary, or within three months after the Optionee's Service ceases (for any reason other than termination for Cause) (or within such other period as may be specified in the applicable Stock Option agreement), a Stock Option may, to the extent vested as of the date of the Optionee's death, be exercised by the Optionee's Designated Beneficiary during the twelve-month period immediately following the date of the Optionee's death (or within such other period as may be specified in the applicable Stock Option agreement);

                           (c) If the Optionee's Service with the Corporation or
                  a Subsidiary ceases by reason of the Optionee's Disability, a Stock Option, to the extent vested as of the date the Optionee's Service with the Corporation or a Subsidiary ceases, may be exercised during the twelve-month period immediately following the date on which the Optionee's Service with the Corporation or a Subsidiary ceases (or within such other period as may be specified in the applicable Stock Option agreement); provided that, if the Stock Option has been designated as an Incentive Stock Option and the Stock Option agreement provides for a longer exercise period, the exercise of such Stock Option after such twelve-month period shall be treated as the exercise of a Nonqualified Stock Option; and

                           (d) If the Optionee's Service is terminated for
                  Cause, all Stock Options held by such Optionee shall simultaneously terminate and will no longer be exercisable.

         Nothing contained in this Subsection 6.4 will be deemed to extend the term of a Stock Option or to revive any Stock Option which has previously lapsed or been canceled, terminated or surrendered. Notwithstanding the foregoing, however, the Committee shall have full power and authority to extend (either at the time the Stock Option is granted or at any time while the Stock Option remains outstanding) the period of time for which the Stock Option is to remain exercisable following an Optionee's cessation of Service, from the period set forth in the agreement evidencing the grant of the Stock Option to such greater period of time as the Committee may deem appropriate under the circumstances. In no event, however, shall a Stock Option be exercisable after the specified expiration date of the Stock Option.

                  6.5 Vesting of Stock Options.

                           (a) Each Stock Option granted pursuant to this Plan
                  may only be exercised to the extent that the Optionee vested in such Stock Option. Each Stock Option shall vest separately in accordance with the Stock Option vesting schedule determined by the Committee, which will be incorporated in the Stock Option agreement entered into between the Corporation and such Optionee. The Stock Option vesting schedule may be accelerated if, in the sole discretion of the Committee, the acceleration of the Stock Option vesting schedule would be in the best interests of the Corporation. Notwithstanding the foregoing, except as provided or permitted pursuant to Subsection 6.5(c) or Section 14 of this Plan, no Stock Option may vest prior to the first anniversary of the date on which it is granted.

                           (b) In the event of the dissolution or liquidation of
                  the Corporation, each Stock Option granted pursuant to this Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than thirty (30) days written notice of the date so fixed shall be given to each Optionee. Upon the date fixed by the Committee, any unexercised Stock Options shall terminate and be of no further effect.

                           (c) The Committee may provide in the Stock Option
                  agreement that some or all of a Stock Option shall vest upon the occurrence of a Change in Control.

                  6.6 Manner of Exercise of Stock Options.

                           (a) Except as otherwise provided in this Plan, Stock
                  Options may be exercised as to Shares only in amounts and at intervals of time specified in the written Stock Option agreement between the Corporation and the Optionee. Each exercise of a Stock Option, or any part thereof, shall be evidenced by a written notice delivered by the Optionee to the Corporation. The purchase price of the Shares as to which a Stock Option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Corporation either:

                                    (i) in cash (including check acceptable to
                           the Corporation, bank draft or money order); or

                                    (ii) by other consideration deemed
                           acceptable by the Committee in its sole discretion.

                           (b) If an Optionee delivers Shares (including Shares
                  of Restricted Stock) already owned by the Optionee full or partial payment of the exercise price for any Stock Option, or if the Optionee elects to have the Corporation retain that number of Shares out of the Shares being acquired through the exercise of the Stock Option having a Fair Market Value equal to the exercise price of the Stock Option being exercised, the Committee may, in its sole discretion, authorize the grant of a new Stock Option (a "Reload Option") for that number of Shares equal to the number of already owned Shares surrendered (including Shares of Restricted Stock) or newly acquired Shares being retained by the Corporation in payment of the Stock Option exercise price of the underlying Stock Option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying Stock Option. The Stock Option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no later than the time when the underlying stock option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

                           (c) An Optionee shall not have any of the rights of a
                  stockholder of the Corporation with respect to the Shares subject to a Stock Option except to the extent that such Stock Option is exercised and one or more certificates representing such Shares shall have been delivered to the Optionee.

                  6.7 Limited Surrender Rights.

                      (a) Should a Change in Control occur at a time when the
                  Corporation's outstanding capital stock is registered under
                  Section 12 of the Exchange Act, then each Participant who is at the time an officer or director of the Corporation subject to the short-swing profit restrictions of the Federal securities laws shall have the right to surrender any or all Stock Options held by such individual under this Plan, to the extent such Stock Options are at the time exercisable for vested shares. In return for each surrendered Stock Option, the officer or director shall receive an appreciation distribution from the Corporation in an amount equal to the excess of (i) the aggregate Acquisition Price (as such term is hereinafter defined) of the number of shares in which such individual is at the time vested under the surrendered Stock Option over (ii) the aggregate Stock Option price payable for such vested shares. Such limited surrender right shall be exercisable for a period not to exceed thirty (30) days following the completion of the Change in Control. The distribution to which such Optionee shall become entitled upon the Stock Option surrender shall be made entirely in cash. The surrender of Stock Options to the Corporation pursuant to this Subsection 6.7 is specifically approved by the Board and, if necessary to exempt such surrender from Section 16(b) of the Exchange Act, the Board shall take any additional action necessary for such approval to comply with the requirements of Rule 16b-3(e) promulgated under the Exchange Act.

                      (b) The "Acquisition Price" per share of the vested Common
                  Stock subject to the surrendered Stock Option shall be deemed to be equal to the greater of (i) the Fair Market Value per share on the date of surrender or (ii) the highest reported price per share paid in effecting the Change in Control of the Corporation's outstanding voting stock. However, if the surrendered Stock Option is an Incentive Option, then the Acquisition Price of the vested shares subject to the surrendered Stock Option shall not exceed the Fair Market Value per share on the date of surrender.

         SECTION 7. STOCK APPRECIATION RIGHTS

                  7.1 Grants. The Committee may grant to any eligible Person either Non-Tandem Stock Appreciation Rights or Tandem Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee shall impose. The grant of the Stock Appreciation Right may provide that the holder will be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, at the sole discretion of the Committee. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (a) either
         (i) in the case of a Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the per share exercise price of the related Stock Option, or (ii) in the case of a Non-Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value on the date of the grant by (b) the number of Shares as to which the Stock Appreciation Right is exercised. However, notwithstanding the foregoing, the Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

                  7.2 Exercisability. A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option (a) may be exercised at, and only at, the times and to the extent the related Incentive Stock Option is exercisable, (b) will expire upon the termination of the related Incentive Stock Option, (c) may not exceed 100% of the difference between the exercise price of the related Incentive Stock Option and the Fair Market Value of the Shares subject to the related Incentive Stock Option at the time the Tandem Stock Appreciation Right is exercised and (d) may be exercised at, and only at, such times as the Fair Market Value of the Shares subject to the related Incentive Stock Option exceeds the exercise price of the related Incentive Stock Option. A Tandem Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related Stock Option is transferable. If a Tandem Stock Appreciation Right is granted, there shall be surrendered and canceled from the related Stock Option at the time of exercise of the Tandem Stock Appreciation Right, in lieu of exercise pursuant to the related Stock Option, that number of Shares as shall equal the number of Shares as to which the Tandem Stock Appreciation Right shall have been exercised.

                  7.3 Certain Limitations on Non-Tandem Stock Appreciation Rights. A Non-Tandem Stock Appreciation Right will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A

         Non-Tandem Stock Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances and to conditions on exercisability and the timing thereof in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan and, to the extent payable in Shares, shall be entitled to the same limited surrender rights as Stock Options pursuant to Subsection 6.7 of this Plan.

                  7.4 Limited Stock Appreciation Rights. The Committee may grant "Limited Stock Appreciation Rights," either as Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights. Limited Stock Appreciation Rights will become exercisable only upon the occurrence of such event as the Committee may designate at the time of grant or thereafter.


         SECTION 8. RESTRICTED STOCK

                  8.1 Grants. The Committee may grant Awards of Restricted Stock to any eligible Person for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee, in its sole discretion. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Committee, in its sole discretion, may specify any particular rights which the Participant to whom a grant of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of Service). Further, the Committee may grant performance-based Awards consisting of Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine. The Committee shall also determine when the restrictions shall lapse or expire and the conditions, if any, pursuant to which the Restricted Stock will be forfeited or sold back to the Corporation. Each Award of Restricted Stock may have different restrictions and conditions. Unless otherwise set forth in the grant agreement, Restricted Stock may not be sold, pledged, encumbered or otherwise disposed of by the recipient until the restrictions specified in the Award expire. Awards of Restricted Stock are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections
         6.4 and 6.5 of this Plan, and shall be entitled to the same limited surrender rights as Stock Options pursuant to Subsection 6.7 of this Plan.

                  8.2 Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Corporation may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the certificates evidencing Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

         SECTION 9. PERFORMANCE AWARDS

                  9.1 Grants. A Performance Award may consist of either or both, as the Committee may determine, of (a) the right to receive Shares or Restricted Stock, or any combination thereof as the Committee may determine ("Performance Shares"), or (b) the right to receive a fixed dollar amount payable in Shares, Restricted Stock, cash or any combination thereof, as the Committee may determine ("Performance Units"). The Committee may grant Performance Awards to any eligible Person, for such minimum consideration, if any, as may be required by applicable law or such greater consideration as may be determined by the Committee, in its sole discretion. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of Service during a performance period and the maximum or minimum settlement values. Each Performance Award shall have its own terms and conditions, which shall be determined in the sole discretion of the Committee. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Corporation's business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period. Awards of Performance Shares and/or Performance Units are subject to acceleration of vesting, termination of restrictions and termination in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan and, to the extent payable in Shares, shall be entitled to the same limited surrender rights as Stock Options pursuant to Subsection 6.7 of this Plan.

                  9.2 Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any other formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee believes to be relevant or the Corporation's performance or the performance of the Common Stock measured against the performance of the market, the Corporation's industry segment or its direct competitors. Performance Awards may also be conditioned upon the applicable Participant remaining in the Service of the Corporation or one of its Subsidiaries for a specified period. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective or objectives, all at the sole discretion of the Committee. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee in its sole discretion.

         SECTION 10. DIVIDEND EQUIVALENT RIGHTS

         The Committee may grant a Dividend Equivalent Right to any eligible Person, either as a component of another Award or as a separate Award, and, in general, each such Participant awarded a Dividend Equivalent Right that is outstanding on a dividend record date for the Common Stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares subject to the Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified in a dividend equivalent right agreement which evidences such Award. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled pursuant to the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

         SECTION 11. PHANTOM STOCK

         The Committee may grant to any eligible Person shares of Phantom Stock. Such grant shall be evidenced by an agreement (the "Phantom Stock Agreement"), in such form as is approved by the Committee, between the Corporation and the Participant. Each Phantom Stock Agreement shall set forth the date of grant of the shares of Phantom Stock, the number of shares of Phantom Stock awarded, the period during which the shares of Phantom Stock shall vest, and the period during which the shares of Phantom Stock shall be convertible, in whole or in part, and redeemed for payment (the "Conversion Period").

          Vested shares of Phantom Stock that are convertible in accordance with the applicable Phantom Stock Agreement, or in accordance with the terms of this Plan, may be converted by a Participant into cash, Common Stock, or both, only in accordance with this Section 11 and the terms and conditions of the applicable Phantom Stock Agreement. To convert vested, convertible shares of Phantom Stock, a Participant must deliver or mail to the Committee a written notice of conversion stating the number of shares of Phantom Stock to be converted. Such conversion shall be effective on the date of receipt by the Committee (the "Conversion Date"). Upon receipt by the Committee of a proper written notice of conversion of a Participant, the Participant shall be entitled to receive, at the time and in the manner set forth in the applicable Phantom Stock Agreement (a) an amount in cash equal to the aggregate Fair Market Value on the Conversion Date of the shares converted or (b) shares of Common Stock equal in number to the number of shares of Phantom Stock converted. The Corporation shall satisfy its obligation upon conversion of shares of Phantom Stock by either making a distribution in cash or by distributing the requisite number of shares of Common Stock. The method of settlement and the time of payment shall be set forth in the applicable

Phantom Stock Agreement. Awards of shares of Phantom Stock are subject to acceleration of vesting or immediate termination in certain circumstances and to conditions on exercisability and the timing thereof in the same manner as Stock Options pursuant to Subsections 6.4 and 6.5 of this Plan and, to the extent payable in Shares, shall be entitled to the same limited surrender rights as Stock Options pursuant to Subsection 6.7 of this Plan.

         SECTION 12. OTHER AWARDS

         The Committee may grant to any eligible Person other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares, if the Committee, in its sole discretion, determines that such other form of Award is consistent with the purposes of this Plan. The terms and conditions of such other form of Award shall be specified in a written agreement which sets forth the terms and conditions of such Award, including, but not limited to, the price, if any, and the vesting schedule, if any, of such Award. Such Awards may be granted for such minimum consideration, if any, as may be required by applicable law or for such other greater consideration as may be determined by the Committee, in its sole discretion.

         SECTION 13. COMPLIANCE WITH SECURITIES AND OTHER LAWS

         As a condition to the issuance or transfer of any Award or any security issuable in connection with such Award, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that (a) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (b) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading. Further, the Corporation may refrain from issuing, delivering or transferring any Award or any security issuable in connection with such Award until the Committee has determined that such issuance, delivery or transfer will not violate such securities laws or rules and regulations and that the recipient has tendered to the Corporation any federal, state or local tax owed as a result of such issuance, delivery or transfer, when the Corporation has a legal liability to satisfy such tax. The Corporation shall not be liable for damages due to delay in the issuance, delivery or transfer of any Award or any security issuable in connection with such Award or any agreement, instrument or certificate evidencing such Award or security for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act, the Exchange Act, or under any other state or federal law, rule or regulation. Except as may be set forth in an agreement evidencing the grant of an Award, the Corporation is under no obligation to take any action or incur any expense to register or qualify the issuance, delivery or transfer of any Award or any security issuable in connection with such Award under applicable securities laws or to perfect any exemption from such registration or qualification or to list any security on any securities exchange or automated quotation system. Furthermore, the Corporation will have no liability to any person for refusing to issue, deliver or transfer any Award or any security issuable in connection with such Award if such refusal is based upon the foregoing provisions of this Section 13. As a condition to any issuance, delivery or transfer of any Award or any security issuable in connection with such Award, the Corporation may place legends on any agreement, instrument or certificate evidencing such Award or security; issue stop transfer orders with respect thereto; require such market stand-off, lockup, or similar agreements or undertakings as the Corporation deems necessary or desirable; and require such agreements or undertakings as the Corporation may deem necessary or advisable to assure compliance with applicable laws or regulations, including, if the Corporation or its counsel deems it appropriate, representations from the recipient of such Award or security to the effect that such recipient is acquiring such Award or security solely for investment and not with a view to distribution and that no distribution of the Award or the security will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel to the Corporation, such registration is unnecessary.

         SECTION 14. ADJUSTMENTS UPON THE OCCURRENCE OF A CORPORATE
                     TRANSACTION

               (a) In the event of any Corporate Transaction, except as otherwise provided in the agreement evidencing the grant of an Award hereunder, each Award outstanding under this Plan shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable, convertible or payable and may be exercised or converted, as the case may be, to the extent of all or any portion of such Award.

               (b) Upon the consummation of the Corporate Transaction, except as otherwise provided in the agreement evidencing the grant of an Award hereunder, each Award outstanding under this Plan shall terminate and cease to be exercisable.

               (c) The exercisability as incentive stock options under the Federal tax laws of any Incentive Stock Options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of Subsection 6.2(a) of this Plan.

               (d) The grant of Awards under this Plan shall in no way affect the legal right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         SECTION 15. AMENDMENT OR TERMINATION OF THIS PLAN

               15.1 Amendment of This Plan. Notwithstanding anything contained in this Plan to the contrary, all provisions of this Plan (including, without limitation, the maximum number of Shares that may be issued with respect to Awards to be granted pursuant to this Plan) may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding pursuant to this Plan may be modified, impaired or canceled adversely to the holder of the Award without the consent of such holder. Without limiting the generality of the foregoing, the Board is authorized to amend this Plan to the extent it deems necessary to comply with Rule 16b-3 (or any successor to such rule) promulgated under the Exchange Act, and to make any other amendments deemed necessary or appropriate to better accomplish the purposes of this Plan in light of any amendments made to Rule 16b-3 (or any successor to such rule).

               15.2 Termination of This Plan. The Board may suspend or terminate this Plan at any time, and such suspension or termination may be retroactive or prospective. Termination of this Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.


         SECTION 16. AMENDMENTS AND ADJUSTMENTS TO AWARDS

         The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of this Plan, including, without limitation, to change the date or dates as of which and/or the terms and conditions pursuant to which (i) a Stock Option becomes exercisable or (ii) a Performance Award is deemed earned. The Committee may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 14 hereof) affecting the Corporation, or the financial statements of the Corporation or any Parent Corporation or Subsidiary Corporation, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to this Plan. Without limiting the generality of the foregoing, the Committee is authorized to modify any Award to the extent it deems necessary to comply with Rule 16b-3 (or any successor to such rule) promulgated under the Exchange Act, and to make any other modifications deemed necessary or appropriate to better accomplish the purposes of this Plan in light of any amendments made to Rule 16b-3 (or any successor to such rule).

         SECTION 17. GENERAL PROVISIONS

               17.1 No Limit on Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Corporation from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

               17.2 No Right to Employment or Continuation of Relationship. Nothing in this Plan or in any Award, nor the grant of any Award, shall confer upon or be construed as giving any Participant any right to remain in the employ of the Corporation or a Parent or Subsidiary Corporation or to continue as a consultant or Director. Further, the Corporation or a Parent or Subsidiary Corporation may at any time dismiss a Participant from employment or terminate the relationship of any consultant or Director with the Corporation or any Parent or Subsidiary Corporation, free from any liability or any claim pursuant to this

         Plan, unless otherwise expressly provided in this Plan or in any agreement evidencing an Award made under this Plan. No consultant, Director or employee of the Corporation or any Parent or Subsidiary Corporation shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of any consultant, Director or employee of the Corporation or any Parent or Subsidiary Corporation or of any Participants.

                  17.3 GOVERNING LAW. EXCEPT AS TO MATTERS RELATING TO THE INTERNAL AFFAIRS OF THE CORPORATION WHICH SHALL BE GOVERNED BY THE DELAWARE GENERAL CORPORATION LAW, THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS PLAN AND ANY RULES AND REGULATIONS RELATING TO THIS PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN DALLAS COUNTY, TEXAS.

                  17.4 Severability. If any provision of this Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any individual or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable law, or if it cannot be construed or deemed amended without, in the sole determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be stricken as to such jurisdiction, individual or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

                  17.5 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award, and the Committee shall determine, in its discretion, whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                  17.6 Headings. Headings are given to the Sections and Subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

                  17.7 Effective Date. The provisions of this Plan that relate to the grant of Incentive Stock Options shall be effective as of the date of the approval of this Plan by the stockholders of the Corporation.

                  17.8 Transferability of Awards. Awards shall not be transferable otherwise than by will or the laws of descent and distribution without the written consent of the Committee (which may be granted or withheld at the sole discretion of the Committee). Awards may be exercised, during the lifetime of the holder, only by the holder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon an Award shall be null and void and without effect.

                  17.9 Rights of Participants. Except as hereinbefore expressly provided in this Plan, any Person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

                  17.10 No Limitation Upon the Rights of the Corporation. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, or changes of its capital or business structure; to merge, convert or consolidate; to dissolve or liquidate; or sell or transfer all or any part of its business or assets.

                  17.11 No Liability for Good Faith Determinations. Neither the members of the Board nor any member of the Committee shall be liable for any action, failure to act, omission or determination taken or made in good faith with respect to this Plan or any Award granted hereunder.

                  17.12 Execution of Receipts and Releases. Any payment or any issuance or transfer of shares of Common Stock to a Participant, or to the legal representative, heir, legatee or distributee of a Participant, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Participant, or legal representative, heir, legatee or distributee of a Participant, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

                  17.13 Withholding Obligation. The amount, as determined by the Committee, of any federal, state or local tax required to be withheld by the Corporation upon the grant, exercise, settlement, conversion, redemption, or otherwise with respect to any Award granted hereunder, shall, subject to the authorization of the Committee, be satisfied, at the election of the Participant, either (i) by payment by the Participant to the Corporation of the amount of such withholding obligation in cash or other consideration acceptable to the Committee in its sole discretion (the "Non-Share Method") or (ii) through either the retention by the Corporation of a number of Shares out of the Shares being acquired through the grant, exercise, settlement, conversion, redemption, or otherwise with respect to any Award or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). If a Participant elects to use the

         Share Retention Method in full or partial satisfaction of any tax liability resulting from the exercise of a Stock Option, the Committee may authorize the grant of a Reload Option for that number of Shares as shall equal the number of Shares used to satisfy the tax liabilities of the Participant arising out of the exercise of such Stock Option. Such Reload Option will be granted at the price and on the terms set forth in Subsection 6.6 (b). The cash payment or an amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Corporation to the appropriate taxing authorities.

                  17.14 Date of Grant of an Award. No Participant shall have any enforceable rights under this Plan prior to such execution and delivery of a written agreement hereunder. Solely for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Committee notwithstanding any delay which may elapse in executing and delivering the applicable agreement.

                                     FORM OF
                             PHANTOM STOCK AGREEMENT

                             WEBLINK WIRELESS, INC.
                          2000 FLEXIBLE INCENTIVE PLAN



         THIS PHANTOM STOCK AGREEMENT (the "AGREEMENT") is dated as of this____ day of ____________, 20___, between WEBLINK WIRELESS, INC., a Delaware corporation (the "COMPANY") and _________________, an Executive of the Company or one or more of its Subsidiaries (the "EXECUTIVE"). All capitalized terms not otherwise defined herein or in exhibits to this Agreement shall have the meaning set forth in the WebLink Wireless, Inc. 2000 Flexible Incentive Plan, as amended (the "PLAN").


                              W I T N E S S E T H:

         WHEREAS, the Company desires to carry out the purposes of the Plan by granting the Executive the opportunity to receive shares of Common Stock;

         NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. Grant of Shares of Phantom Stock. The Company hereby grants to Executive_____________ shares of phantom stock (the "PHANTOM STOCK"). Each share of Phantom Stock represents one share of Common Stock. The shares of Phantom Stock will be granted to Executive on the following date (the "Date of Grant") [SELECT APPLICABLE ONE]:

        [ ] the date of this Agreement

        [ ] _____________, 20___, unless, prior to the Date of Grant, the Executive has voluntarily resigned his employment [without Good Reason (as defined in Exhibit C to this Agreement)] with the Company] or the Company has terminated the employment of the Executive with the Company [for Cause (as defined in Exhibit A to this Agreement)].

         2. Vesting of Shares of Phantom Stock. Except as otherwise provided herein, unless terminated hereunder, shares of Phantom Stock will vest in accordance with the vesting schedule set forth below. The vesting of the shares of Phantom Stock accrues only in accordance with the following vesting schedule and, except as otherwise provided herein, only to the extent that the Executive remains in the continuous employ or service of the Company or a subsidiary of the Company.

           [INSERT VESTING SCHEDULE.]

           The events resulting in the vesting of the Phantom Stock are hereinafter referred to as "Vesting Events".

        3.      Payment Events. [INCLUDE TO EXTENT APPLICABLE]

                  (a) To the extent not previously converted, all shares of Phantom Stock will be automatically converted into Common Stock, payable on ____________, 20___.

                  (b) A share of Phantom Stock shall be converted into a share of Common Stock in accordance with the terms of Sections 3 and 4 of this Agreement. Shares of Phantom Stock will not be converted until at least one Payment Event occurs. A Payment Event occurs upon [SELECT ALL THAT APPLY]:

         [ ] consummation of a Change in Control;

         [ ] consummation of a Change in Control in which stockholders of the Company receive stock of a company that has such stock listed on the New York Stock Exchange, NASDAQ, the American Stock Exchange or such other stock exchange as may be approved by the Board of Directors of the Company (the "BOARD") and has an equity market capitalization not less than $__ billion;

         [ ] the Company achieving an equity market capitalization of $___ billion, in the absence of a Change in Control;

         [ ] [Events (which must be specifically defined) providing liquidity to current stockholders];

         [ ] Other: ____________________________________

                  (c) Once shares of Phantom Stock have vested, such shares may be forfeited by the Executive and recovered by the Company only if the Executive has engaged in Materially Adverse Conduct. As used herein, the term "Materially Adverse Conduct" will be deemed to mean that the Executive has committed an egregious act of intentional fraud which has a material adverse effect upon the Company or its successor, in each case, taken as a whole. In no event will the Company have the right to recover/forfeit either shares of Common Stock issued upon conversion of shares of Phantom Stock or proceeds from the sale of shares of Common Stock issued upon conversion of shares of Phantom Stock.

         4. Manner of Conversion.

                  (a) A share of Phantom Stock will be converted into a share of Common Stock when [SELECT APPLICABLE ONE]:

         [ ] a Vesting Event has occurred

         [ ] both a Payment Event and a Vesting Event have occurred with respect to such share of Phantom Stock.

                  (b) The conversion of shares of Phantom Stock into shares of Common Stock shall be automatic and without notice by the Executive to the Company. Any provision of the Plan which would otherwise require a written notice of conversion from the Executive to the Company shall be without force or effect, and the Company hereby waives its right to receive any such notice of conversion prior to conversion.

         5. Withholding Taxes. Unless it is unable to satisfy its withholding obligations as provided below because of "Economic Constraint", the Company will satisfy any federal, state or local tax required to be withheld due to the payment of shares of Phantom Stock in accordance with the following procedures:

                  (a) the Company will compute the taxable value of the compensation which would be deemed to have been paid to the Executive if all of the shares of Phantom Stock which would otherwise be convertible into shares of Common Stock (but for the provisions of this Section 5) were converted into shares of Common Stock and were issued to the Executive;

                  (b) the Company will divide the aggregate taxable value computed pursuant to the immediately preceding clause (a) by the number of shares of Phantom Stock which would otherwise be convertible into shares of Common Stock (but for the provisions of this Section 5);

                  (c) based upon the calculation made in the immediately preceding clause (a), the Company will remit payment to the Internal Revenue Service (as a withholding tax payment) an amount equal to the lesser of (i) the result of applying the minimum statutory withholding rate to the value calculated pursuant to the immediately preceding clause (a) or

         (ii) the maximum amount that can be paid without causing Economic Constraint;

                  (d) the Company will divide the payment made in the immediately preceding clause (c) by the result of the calculation made in clause (b);

                  (e) the Company will subtract the result of the calculation made in the immediately preceding clause (d) from the number of shares of Common Stock which (but for the provisions of this Section 5) would be issuable to the Executive upon the conversion of shares of Phantom Stock into shares of Common Stock; and

                  (f) the Company will issue to the Executive the number of shares of Common Stock calculated pursuant to the immediately preceding clause (e).

         In the event the Company is not able to satisfy its minimum statutory withholding obligations with respect to the conversion of shares of Phantom Stock into shares of Common Stock due to Economic Constraint, it will remit to the Internal Revenue Service (as a withholding tax payment) the maximum amount which it is able to withhold and pay without Economic Constraint and the Executive will remit to the Company, within 14 days following the later of (i) notification by the Company to the Executive that a Payment Event has occurred and (ii) delivery to the Executive of the shares of Common Stock into which shares of Phantom Stock have been converted as a result of such Payment Event, sufficient cash or other consideration acceptable to the Board to satisfy (when aggregated with any payments made by the Company) the Company's minimum statutory withholding obligation with respect to such conversion (such payment being hereinafter referred to as the "EXECUTIVE WITHHOLDING TAX PAYMENT"). In the event that the Executive is obligated to make the Executive Withholding Tax Payment, the Company may, in its discretion, retain as security from the shares otherwise issuable to the Executive upon conversion of shares of Phantom Stock into Common Stock shares of Common Stock with a Fair Market Value (as hereinafter defined) equal to the Executive Withholding Tax Payment. Any such shares of Common Stock retained by the Company will be promptly delivered to the Executive upon payment of the Executive Withholding Tax Payment. As used herein the term "Fair Market Value" will be deemed to mean the closing price as of the Trading Day immediately preceding the day on which the Payment Event occurs (or if there is no closing price on such Trading Day, the average between the closing bid and asked prices for the Common Stock on such Trading Day) on the principal stock exchange or automated transaction reporting system on which the Common Stock is then listed for trading. If the Common Stock is not then listed for trading, the term "Fair Market Value" will be deemed to be such value as may be reasonably determined by the Board. For purposes of this Agreement, "Economic Constraint" is defined as an economic or fiscal condition of the Company such that any such retention of such shares and/or payment of such required withholding amount could reasonably result in the violation of any of the Company's covenants under any credit or loan agreement to which the Company is then a party or, in the good faith determination of the Board, could reasonably have a material adverse effect on the Company and, in each case, the Company is not reasonably able to promptly resell such withheld shares in the open market.

         6. Acceleration of Vesting Dates. Notwithstanding the provisions of
Section 2 hereof but subject to delayed vesting pursuant to Section 3:

            (a) If Executive [SELECT ALL THAT APPLY]

        [ ] dies,

        [ ] is terminated without Cause,

        [ ] is terminated for disability,

        [ ] terminates this Agreement for Good Reason,

         the shares of Phantom Stock that would have vested will be vested upon such death or termination (such amount, the "ACCELERATED AMOUNT"); provided, however that if Executive is terminated without Cause following one or more Payment Events, Executive shall be vested in the greater of (x) the Accelerated Amount or (y) the number of shares of unvested Phantom Stock that would have been convertible had they been vested immediately prior to such termination.

                  (b) In the event of a Change in Control which does not result in the occurrence of a Payment Event and which would result in the Common Stock not being publicly traded and the stockholders of the Company receiving consideration other than solely cash, the Company may cancel unvested and unconverted shares of Phantom Stock in exchange (i) in the circumstance in which securities are issued to the stockholders of the Company in connection with the Change in Control, for the securities received by the stockholders of the Company or (ii) in all other circumstances, for such other consideration as the Board may equitably determine to have a value equal to the value of the canceled shares of Phantom Stock; provided, however, any such securities received shall not be transferable except in such circumstances as shares of Common Stock would otherwise be transferable to Executive under this Agreement or under the Stockholders Agreement.

         7. No Contract. This Agreement does not constitute a contract for employment or service and shall not affect the right of the Company to terminate Executive's employment or service for any reason or no reason whatsoever.

         8. Rights as Stockholder. This grant of shares of Phantom Stock shall not entitle Executive to any rights of a stockholder of the Company or to any notice of proceedings of the Company with respect to any shares of Common Stock payable upon these shares of Phantom Stock unless and until the shares of Phantom Stock have been converted into such shares of Common Stock and such shares have been registered in the Executive's name upon the stock records of the Company.

         9. Restriction on Issuance of Shares. The Company shall not be required to issue or deliver any certificates for shares payable upon the conversion of a share of Phantom Stock prior to: (a) the obtaining of any approval from any governmental agency which the Company shall, in its reasonable discretion, determine to be necessary or advisable; and (b) the completion of any registration or other qualification of such shares under any state or federal law or ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. In addition, if the Common Stock reserved for issuance upon the conversion of shares of Phantom Stock shall not then be registered under the Securities Act of 1933, the Company may upon payment of shares, require Executive or his permitted transferee to represent in writing that the shares being acquired are for investment and not with a view to distribution, and may mark the certificate for the shares with a legend restricting transfer and may issue stop transfer orders relating to such certificate to the Company's transfer agent (if applicable).

         10. Restriction on Sale of Shares. Executive agrees not to sell any of the shares of Common Stock when applicable laws or Company policies prohibit a sale. Such restriction will apply so long as Executive is an employee, consultant or director of the Company or a subsidiary of the Company.

         11. Certain Forfeiture Events. If the employment of the Executive with the Company is terminated for Cause, all unvested shares of Phantom Stock which have not yet been converted into shares of Common Stock and paid to Executive shall be forfeited and cancelled.

         12. Lapse of Shares of Phantom Stock. This Agreement shall be null and void in the event Executive shall fail to sign and return a counterpart hereof to the Company within thirty (30) days of its delivery to Executive.

         13. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties hereto.

         14. Governing Instrument and Entire Agreement. This grant of shares of Phantom Stock and any shares issued hereunder shall in all respects be governed by the terms and provisions of the Plan. In the event of a conflict between the terms of this Agreement and the terms of the Plan (a copy of which is attached), the terms of the Plan shall control. There are no oral agreements between the parties relating to the subject matter hereof, and this Agreement and the terms of the Plan constitute the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be amended except by written agreement executed by the Company and Executive.


                                   COMPANY



                                   WEBLINK WIRELESS, INC.



                                       By:
                                          ---------------------------------

                                             Name:
                                                  -------------------------

                                             ------------------------------

                                             Title:
                                                   ------------------------

                                             ------------------------------

         Accepted and Agreed:



         EXECUTIVE:





         Name:
              ------------------------------
         Date:
              ------------------------------

       [To be used if definitions in Plan is to be replaced.]

                                                                       Exhibit A



       "Cause" shall mean: [SELECT ALL THAT APPLY]



       [ ] the Executive shall have committed an intentional act of fraud, embezzlement or a material theft in connection with the Executive's duties or in the course of the Executive's employment with the Company.

       [ ] the Executive shall have been convicted of felony and the continuation of the employment of the Executive with the Company following such conviction will have a materially adverse affect upon the reputation and/or prospects of the Company.

       [ ] the Executive shall have breached any material duty of loyalty to the Company; provided the actions of the Executive were not approved by the Board following full disclosure of the Executive's interest.

       [ ] the Executive shall have materially breached his obligation to devote substantially all of his time during normal business hours (subject to vacations, sick leaves and other absences in accordance with the policies of the Company as of in effect of the date hereof) to the business and affairs of the Company and to attempt to maximize shareholder value.

       [ ] the Executive shall have committed intentional wrongful damage to property of the Company (which is materially harmful to the Company).

       [ ] the Executive shall have committed intentional wrongful disclosure of secret processes or confidential information of the Company (which is materially harmful to the Company).

       [ ] the Executive shall have failed to comply with specific directions of the Board of Directors or the Chief Executive Officer of the Company.

       [ ] Other ______________________________

       [ ] For purpose of this definition of Cause, no act, or failure to act, on the part of the Executive shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company.

         To the extent that any action of the Executive relied upon by the Company to terminate Executive's employment for Cause is susceptible of being cured, the Company must provide the Executive with written notice of its intent to terminate (such to identify with specificity the action upon which the Company intends to rely to terminate) and the right of the Company to terminate any such employment based upon such action shall be suspended for a period of thirty (30) days to allow the Executive to cure such action.

             [To be used if definitions in Plan is to be replaced.]

                                                                Exhibit B



         "Change in Control" shall mean [SELECT ALL THAT APPLY]:

         [ ] The Company is merged, consolidated, converted or reorganized into or with another corporation or other legal entity, and as a result of such merger, consolidation, conversion or reorganization less than a majority of the combined voting power of the then outstanding securities of the Company or such corporation or other legal entity are held, immediately after such transaction, in the aggregate, by the holders of Voting Stock (as hereinafter defined) of the Company immediately prior to such transaction and/or such voting power is not held by substantially all of such holders in substantially the same proportions relative to each other;

         [ ] The Company sells (directly or indirectly) all or substantially all of its assets (including, without limitation), by means of the sale of the capital stock or assets of one or more direct or indirect subsidiaries of the Company) to any other corporation or other legal entity (other than a directly or indirectly majority-owned subsidiary of the Company), of which less than a majority of the combined voting power of the then outstanding voting securities (entitled to vote generally in the election of directors or persons performing similar functions on behalf of such other corporation or legal entity) of such other corporation or legal entity is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale and/or such voting power is not held by substantially all of such holders in substantially the same proportions relative to each other;

         [ ] Any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes (subsequent to the date hereof) the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the combined voting power of the outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock"); provided, however, for purposes of this section, the term "person" will not be deemed to include any "person" who, as of the date hereof, owns forty-five percent (45%) or more of the Voting Stock of the Company; or

         [ ] The stockholders of the Company approve a plan contemplating the liquidation or dissolution of the Company.

                                                                       Exhibit C



         "Good Reason" shall mean [SELECT ALL THAT APPLY]:

         [ ] Failure to elect or reelect the Executive to the office(s) of the Company which the Executive holds as of the date hereof.

         [ ] A significant adverse change imposed by the Board in the nature or scope of the authorities, powers, functions, responsibilities or duties attached to the position(s) with the Company which the Executive held immediately prior to the date hereof.

         [ ] The Company shall require that the principal place of work of the Executive be changed to any location which is in excess of 25 miles from the location thereof immediately prior to the date hereof

         [ ] The Company shall require the Executive to travel away from the Executive's office in the course of discharging the Executive's responsibilities or duties hereunder significantly more (in terms of either consecutive days or aggregate days in any calendar year) than was required of the Executive prior to the date hereof without, in either case, the Executive's prior consent.

         [ ] Any material breach of this Agreement by the Company or any successor thereto; including, without limitation, any failure to pay to the Executive the compensation payable to the Executive by the Company pursuant to this Agreement.

         [ ] Other _____________________________